Supplement to the
Fidelity® Select Portfolios®
Consumer Finance Portfolio
April 29, 2021
Summary Prospectus

At its May 2021 meeting, the Board of Trustees (“Board”) approved changes to the name and investment policy of the Consumer Finance Portfolio (“Fund”). Effective October 23, 2021 the Fund will (i) change its name to FinTech Portfolio, (ii) change its 80% policy to normally invest at least 80% of assets in securities of companies providing products and services in fintech, and (iii) change its supplemental benchmark index to the FactSet Financial Technologies Index.

Effective October 23, 2021, the following information replaces similar information for Consumer Finance Portfolio found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

  Normally investing at least 80% of assets in securities of companies providing products and services in fintech.

At its May 2021 meeting, the Board also approved, subject to shareholder approval, a proposal to modify the Fund’s fundamental concentration policy. A meeting of the shareholders of the Fund will be held during the fourth quarter of 2021, to vote on this proposal. If approved by shareholders, the fundamental concentration policy will be modified to align with the new fund name. If approved, the changes will take effect on October 23, 2021. The changes to the Fund’s name and investment policy discussed above are not subject to shareholder approval and are expected to take effect on October 23, 2021 even if shareholders do not approve the proposed change to the concentration policy.

Shareholders should read the proxy statement, which contains important information about the concentration policy proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec. gov). Results of the shareholder meeting will appear in the fund’s next shareholder report.

SAV-SUM-21-02 1.9886533.103	May 26, 2021